UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report Pursuant

to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  September 13, 2016

VITAE PHARMACEUTICALS, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-36617	04-3567753
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

502 West Office Center Drive
Fort Washington, PA 19034	19034
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (215) 461-2000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01            Entry into a Material Definitive Agreement.

Merger Agreement

On September 13, 2016, Allergan Holdco US, Inc., a Delaware corporation (“Parent”), August Merger Sub, Inc., a Delaware corporation and a wholly owned subsidiary of Parent (“Merger Sub”), and Vitae Pharmaceuticals, Inc., a Delaware corporation (“Vitae”) entered into an Agreement and Plan of Merger (the “Merger Agreement”). The Merger Agreement provides that, subject to the terms of the Merger Agreement, Merger Sub will commence a tender offer (the “Offer”) to purchase all of the outstanding shares (the “Shares”) of Vitae common stock, $0.0001 par value, at a price of $21.00 per share (the “Offer Price”), without interest and subject to any required withholding taxes.

Consummation of the Offer is subject to various conditions set forth in the Merger Agreement, including, but not limited to (i) at least a majority of shares of Vitae common stock then outstanding being tendered into the Offer, (ii) the receipt of certain anti-trust approvals, waivers and consents, and (iii) other conditions set forth in Exhibit A to the Merger Agreement.

The Offer will expire at midnight, on the 20th business day (calculated in accordance with the rules of the Securities Exchange Act of 1934, as amended) following the commencement date of the Offer unless extended in accordance with the terms of the Offer and the Merger Agreement and the applicable rules and regulations of the United States Securities and Exchange Commission (the “SEC”).

Following consummation of the Offer, Merger Sub will merge with and into Vitae with Vitae surviving as a wholly owned subsidiary of Parent (the “Merger”). In the Merger, each outstanding Share that is not tendered and accepted pursuant to the Offer (other than the Shares held in the treasury of Vitae, Shares held directly or indirectly by Parent or Merger Sub, and Shares as to which appraisal rights have been perfected in accordance with applicable law) will be cancelled and converted into the right to receive the Offer Price, on the terms and conditions set forth in the Merger Agreement.

The Merger Agreement provides that the Merger will be governed by Section 251(h) of the Delaware General Corporation Law (the “DGCL”) and shall be effected by Merger Sub and Vitae as soon as practicable following the consummation of the Offer without a stockholders meeting pursuant to the DGCL.

The Merger Agreement contains customary representations and warranties by Parent, Merger Sub and Vitae. The Merger Agreement also contains customary covenants and agreements, including with respect to the operations of the business of Vitae between signing and closing, restrictions on responses by Vitae with respect to alternative transactions, governmental filings and approvals and other matters.

The Merger Agreement generally prohibits Vitae’s solicitation of proposals relating to alternative business combination transactions and restricts Vitae’s ability to furnish non-public information to, or participate in any discussions or negotiations with, any third party with respect to any such transaction, subject to certain limited exceptions.

The Merger Agreement contains termination rights for each of Parent, Merger Sub and Vitae, and further provides that upon termination of the Merger Agreement under specified circumstances Vitae may be required to pay Parent a termination fee of $19.2 million.

A copy of the Merger Agreement is attached hereto as Exhibit 2.1 and is incorporated herein by reference. The foregoing description of the Merger Agreement is qualified in its entirety by reference to the full text of the Merger Agreement. The Merger Agreement has been attached to provide investors with information regarding its terms. It is not intended to provide any other factual information about Vitae, Merger Sub or Parent. In particular, the assertions embodied in the representations and warranties contained in the Merger Agreement are qualified by information in confidential disclosure schedules provided by the parties thereto in connection with the signing of the Merger Agreement. These disclosure schedules include information that modifies, qualifies and creates exceptions to the representations, warranties and covenants set forth in the Merger Agreement. Moreover, certain representations and warranties in the Merger Agreement were used for the purpose of allocating risk between Vitae, Merger Sub and Parent, rather than establishing matters of fact. Accordingly, the representations and warranties in the Merger Agreement may not constitute the actual state of facts about Vitae, Merger Sub or Parent.

Parent and Vitae issued a joint press release on September 14, 2016 announcing the transactions contemplated by the Merger Agreement. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Notice to Investors

The tender offer for the outstanding common stock of Vitae referred to in this Form 8-K and related exhibit has not yet commenced. The description contained in this Form 8-K and related exhibit is neither an offer to purchase nor a solicitation of an offer to sell any securities. The solicitation and the offer to buy shares of Vitae common stock will be made pursuant to an offer to purchase and related materials that Allergan intends to file with the Securities and Exchange Commission. At the time the offer is commenced, Allergan will file a tender offer statement on Schedule TO with the Securities and Exchange Commission, and thereafter Vitae will file a solicitation/recommendation statement on Schedule 14D-9 with respect to the offer. The tender offer statement (including an offer to purchase, a related letter of transmittal and other offer documents) and the solicitation/recommendation statement will contain important information that should be read carefully and considered before any decision is made with respect to the tender offer. Additionally, Vitae and Allergan will file other relevant materials in connection with the proposed acquisition of Vitae by Allergan pursuant to the terms of the merger agreement. These materials will be sent free of charge to all stockholders of Vitae when available. In addition, all of these materials (and all other materials filed by Vitae with the Securities and Exchange Commission) will be available at no charge from the Securities and Exchange Commission through its website at www.sec.gov. Free copies of the offer to purchase, the related letter of transmittal and certain other offering documents will be made available by Allergan and when available may be obtained by directing a request to Allergan’s Investor Relations Department at  (862) 261-7488. Investors and security holders may also obtain free copies of the documents filed with the Securities and Exchange Commission by Vitae by contacting Vitae Investor Relations at (215) 461-2000.

INVESTORS AND SHAREHOLDERS OF VITAE ARE ADVISED TO READ THE SCHEDULE TO AND THE SCHEDULE 14D-9, AS EACH MAY BE AMENDED OR SUPPLEMENTED FROM TIME TO TIME, AND ANY OTHER RELEVANT DOCUMENTS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION WHEN THEY BECOME AVAILABLE BEFORE THEY MAKE ANY DECISION WITH RESPECT TO THE TENDER OFFER OR MERGER, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT THE PROPOSED TRANSACTION AND THE PARTIES THERETO.

Forward-Looking Statements

Various statements either contained in or incorporated by reference into this report, other than purely historical information, including estimates, projections and statements relating to Vitae’s business plans, objectives and expected operating results, and the assumptions upon which those statements are based, are “forward-looking statements” under the securities laws. These forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “believes,” “plans,” “anticipates,” “projects,” “estimates,” “expects,” “intends,” “strategy,” “future,” “opportunity,” “may,” “might,” “will,” “objective,” “targets,” “designs,” “should,” “could,” “predicts,” “potential,” or the negative of these terms, and similar expressions. Such forward-looking statements include the ability of Vitae, Parent and Merger Sub to complete the transactions contemplated by the Merger Agreement, including the parties’ ability to satisfy the conditions to the consummation of the Offer and the other conditions set forth in the Merger Agreement and the possibility of any termination of the Merger Agreement. Such forward-looking statements are based upon current expectations that involve risks, changes in circumstances, assumptions and uncertainties. Actual results may differ materially from current expectations because of risks associated with uncertainties as to the timing of the Offer and the subsequent Merger; uncertainties as to how many of Vitae’s stockholders will tender their Shares in the Offer; the risk that competing offers or acquisition proposals will be made; the possibility that various conditions to the consummation of the Offer or the Merger may not be satisfied or waived; the effects of disruption from the transactions contemplated by the Merger Agreement on Vitae’s business and the fact that the announcement and pendency of the transactions may make it more difficult to establish or maintain relationships with employees, suppliers and other business partners; the risk that stockholder litigation in connection with the Offer or the Merger may result in significant costs of defense, indemnification and liability; other uncertainties pertaining to the business of Vitae, including those set forth in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of Vitae’s Annual Report on Form 10-K for the year ended December 31, 2015 and Quarterly Report on Form 10-Q for the quarter ended June 30, 2016, which are on file with the SEC and available on the SEC’s website at www.sec.gov.

In addition to the risks described above and in Vitae’s other filings with the SEC, other unknown or unpredictable factors could also affect Vitae’s results. No forward-looking statements can be guaranteed and actual results may differ materially from such statements. The information contained in this report is provided only as of the date of this report, and Vitae undertakes no obligation to update any forward-looking statements either contained in or incorporated by reference into this report on account of new information, future events, or otherwise, except as required by law.

Item 9.01.         Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.

2.1	Agreement and Plan of Merger by and between Allergan Holdco US, Inc., Augusta Merger Sub, Inc. and Vitae Pharmaceuticals, Inc., dated September 13, 2016*
99.1	Vitae Pharmaceuticals, Inc., Press Release, dated September 14, 2016

* Schedules have been omitted pursuant to Item 601(b)(2) of Regulation S-K. A copy of any omitted schedule will be furnished supplementally to the SEC upon request.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VITAE PHARMACEUTICALS, INC.

Date: September 14, 2016	By:	/s/ Jeffrey S. Hatfield
Jeffrey S. Hatfield
Chief Executive Officer